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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report February 2, 2001          Commission File No. 333-30795
    (Date of earliest event reported)


                                RADIO ONE, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                  52-1166660
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


                         5900 Princess Garden Parkway,
                                   8th Floor
                             Lanham, Maryland 20706
                    (Address of principal executive offices)


                                 (301) 306-1111
               Registrant's telephone number, including area code
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Item 5.  Other Events

         On January 30, 2001, the Company issued the attached press releases announcing that the Company has entered into two separate agreements to acquire a station and intellectual property rights in the Indianapolis, Indiana market and to divest a station in the Dallas, Texas market.

         Exhibit 1 Press Release: Radio One, Inc. Signs Definitive Agreement to Acquire the Intellectual Property of Indianapolis' Number One Rated Urban Station.

                    Press Release: Radio One, Inc. Signs Definitive Agreement to Sell KJOI-AM in Dallas to Clear Channel Communications.
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       RADIO ONE, INC.



                       / s / Scott R. Royster
                       ----------------------------------------------------
February 2, 2001       Scott R. Royster
                       Executive Vice President and Chief Financial Officer
                       (Principal Accounting Officer)